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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 13, 2006
                                                --------------------------------


                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

      DELAWARE                     1-10638                   22-2476135
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  (State or other          (Commission File Number)       (IRS Employer
  jurisdiction of                                        Identification No.)
   incorporation)

 ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY            07073
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   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:      (201) 804-3000
                                                     ---------------------------



Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                               CAMBREX CORPORATION
                                    Form 8-K
                                 Current Report
                                 April 13, 2006


Item 8      Other Events

     Cambrex Corporation (the "Company") is reporting that on April 4, 2006, the Company and certain of its subsidiaries received a summons and complaint ("Complaint") from the Buyer of the Rutherford Chemicals Business ("Buyer"), which was filed in the Supreme Court of the State of New York, County of New York. The Complaint seeks indemnification, declaratory and injunctive relief. As disclosed in the Company's Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2005, Buyer is seeking indemnity pursuant to the October 2003 Purchase Agreement for alleged (i) for alleged breaches of representations, warranties and covenants covering each of the five operating sites sold to Buyer related to facility structures, utilities and equipment and an allegedly related breach by Buyer of a Customer Supply Agreement arising from a breach of equipment warranty at the Harriman facility (collectively "Equipment Matters"); and (ii) claims related to several environmental matters at each of the five operating locations, most of which relate to the former Harriman location (collectively "Environmental Matters"). The Complaint includes all of the claims for indemnity and damages related to Equipment Matters and Environmental Matters as disclosed in the Company's Quarterly Report on Form 10-Q as well as additional environmental claims.

     The Company continues its evaluation of Purchaser's allegations and intends to defend itself against these claims vigorously. As such the Company has recorded no reserves for this matter. The Company believes that the Equipment Matters are without merit. Concerning the Environmental Matters, the Company believes that based on current information the majority of the claims are either Buyer's responsibility or without merit and the remaining are otherwise not reasonably estimable at this time.


The information contained in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                            CAMBREX CORPORATION


Date:    April 13, 2006                     By:  /s/Peter E. Thauer
      ------------------------------           ---------------------------------
                                                Name: Peter E. Thauer
                                                Title: Senior Vice President